UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

deltathree, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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deltathree, Inc.
419 Lafayette Street
Second Floor
New York, New York 10003

[________], 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on August 6, 2009, commencing at 10:00 a.m., local time.  I urge you to be present in person or represented by proxy at the Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of seven directors of the Company, (ii) the proposal to approve the adoption of the deltathree, Inc. 2009 Stock Incentive Plan, (iii) the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s dual class common stock structure, (iv) the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, (v) the ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as the Company’s independent registered public accounting firm for the year ending December 31, 2009, and (vi) the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of us and our stockholders and unanimously recommends a vote “FOR” each of the matters.  Accordingly, we urge you to review the accompanying material carefully and to promptly submit the accompanying proxy by Internet or mail.

We are taking advantage of the rules and regulations adopted by the Securities and Exchange Commission allowing companies to furnish proxy materials over the Internet.  The Internet availability notice contains instructions on how to access those documents over the Internet. Please read the Internet availability notice for more information on this alternative, which we believe allows us to provide our stockholders with the information they need while minimizing our costs of delivery. The Internet availability notice also contains instructions on how to request a paper copy of our proxy materials, including the Proxy Statement, our 2008 Annual Report to Stockholders and a form of proxy card or voting instruction card, as applicable.

If you are planning to attend the Meeting in person, due to security procedures you will be required to present government-issued photo identification (e.g. driver’s license or passport) to enter the Meeting.  In addition, packages and bags will be inspected, among other measures that may be employed to enhance the security of those attending the Meeting.  These procedures may require additional time, so please plan accordingly.

Some or all of our directors and officers will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend. Whether or not you are able to attend the Meeting in person, it is important that your shares be represented. We have provided instructions on each of the alternative voting methods in the accompanying Proxy Statement. Stockholders that have accessed these proxy materials on the Internet, as well as those who have received paper copies, may vote by following the instructions included in the Proxy Statement or by following the instructions detailed in the Internet availability notice, as applicable. Please vote as soon as possible. If you attend the Meeting, you may vote in person even if you have previously mailed or submitted a proxy.

Sincerely,

Effi Baruch
Interim Chief Executive Officer and President, Senior Vice President of Operations and Technology

deltathree, Inc.
419 Lafayette Street
Second Floor
New York, New York 10003

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 6, 2009

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on August 6, 2009, commencing at 10:00 a.m., local time.  A proxy card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of seven directors for a one-year term expiring at our Annual Meeting of Stockholders in 2010 and until their successors are duly elected and qualified;

2.	The proposal to approve the adoption of the deltathree, Inc. 2009 Stock Incentive Plan;

3.	The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s dual class common stock structure;

4.	The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock;

5.
The ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as the Company’s independent registered public accounting firm for the year ending December 31, 2009; and

6.	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on June 11, 2009, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.  A copy of our Annual Report for 2008, which includes our audited financial statements, is being provided together with this proxy material.

You are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the meeting, please vote on the Internet as instructed in these materials or, if this Proxy Statement was mailed to you, complete, date, sign and return the enclosed proxy card or vote on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided with the proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that record holder.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary

Jerusalem, Israel
[_____________] , 2009

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING	1
General	1
Notice Regarding the Availability of Proxy Materials	2
Solicitation and Voting of Proxies	2
Record Date and Voting Securities	2
Quorum and Voting	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	6
CHANGE IN CONTROL	6
LEGAL PROCEEDINGS	6
SHAREHOLDER COMMUNICATIONS TO THE BOARD	8
AUDIT COMMITTEE REPORT	9
PROPOSAL #1 ELECTION OF DIRECTORS	10
General	10
Vote Required and Recommendation of the Board of Directors	10
Nominees for Director	10
PROPOSAL #2 APPROVE THE ADOPTION OF THE DELTATHREE, INC. 2009 STOCK INCENTIVE PLAN	11
General	11
Description of 2009 Plan	12
Summary of U.S. Federal Income Tax Consequences	14
Summary of Israeli Income Tax Consequences	15
New Plan Benefits	17
Vote Required and Recommendation of the Board of Directors	17
PROPOSAL #3 APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE COMPANY’S DUAL CLASS COMMON STOCK STRUCTURE	17
General	17
Vote Required and Recommendation of the Board of Directors	18
PROPOSAL #4 APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	19
General	19
Vote Required and Recommendation of the Board of Directors	19
PROPOSAL #5 RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009	20
General	20
Vote Required and Recommendation of the Board of Directors	20
Audit and Non-Audit Fees	20
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	21
EXECUTIVE OFFICERS AND KEY EMPLOYEES	21
EXECUTIVE COMPENSATION AND OTHER INFORMATION	22
Summary Compensation Table	22
Outstanding Equity Awards at Fiscal Year-End	24
Director Compensation	25
Equity Compensation Plan Information	27
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28
CODE OF CONDUCT AND ETHICS	28
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING	28
OTHER MATTERS	29
MISCELLANEOUS	29

APPENDIX A:	DELTATHREE, INC. 2009 STOCK INCENTIVE PLAN
APPENDIX B:	AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (MARKED TO REFLECT ALL CHANGES TO BE MADE TO ARTICLE FOURTH OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)

deltathree, Inc.
419 Lafayette Street
Second Floor
New York, New York 10003

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 6, 2009
______________________

INFORMATION ABOUT THE ANNUAL MEETING

General

This Proxy Statement and accompanying proxy materials are being made available on or about [______], 2009, to stockholders of deltathree, Inc. (the “Company”) at the direction of our Board of Directors (the “Board”) to solicit proxies in connection with the 2009 Annual Meeting of Stockholders (the “Meeting”).  The Meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on August 6, 2009, commencing at 10:00 a.m. local time, or at such other time and place to which the Meeting may be adjourned or postponed.

If you have received a printed copy of these materials by mail, you may simply complete, date, sign and return your proxy card or follow the instructions below to submit your proxy on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

We intend to mail a printed copy of this Proxy Statement and proxy card to certain of our stockholders of record on or about [____], 2009. All other stockholders will receive a Notice Regarding Internet Availability of Proxy Matters (sometimes referred to herein as the “Internet Availability Notice”), which will also be mailed on or about [_____], 2009.

Notice Regarding the Availability of Proxy Materials

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record we furnish proxy materials to our stockholders over the Internet.  You will not receive a printed copy of the proxy materials unless you specifically request it or have previously requested that we mail all such materials to you.

If you received an Internet Availability Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Internet Availability Notice will instruct you as to how you may access and review over the Internet all of the important information contained in the proxy materials. The Internet Availability Notice also instructs you as to how you may submit your proxy on the Internet.  If you received an Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Internet Availability Notice.

Solicitation and Voting of Proxies

All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the seven persons named under “Proposal 1–Election of Directors” as nominees for election as our directors for a one-year term expiring at our annual meeting of stockholders in 2010 and until their successors are duly elected and qualified, (ii) FOR the proposal to approve the adoption of the deltathree, Inc. 2009 Stock Incentive Plan, discussed under “Proposal 2—Approve the adoption of the deltathree, Inc. 2009 Stock Incentive Plan,” (iii) FOR the proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s dual class common stock structure, discussed under “Proposal 3—Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s dual class common stock structure,” (iv) FOR the proposal to amend the Company’s Amended and Restated Certification of Incorporation to increase the number of authorized shares of Common Stock, discussed under “Proposal 4—Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock,” (v) FOR the ratification of the appointment by the Board of the independent registered public accounting firm named under “Proposal 5–Ratification of the appointment of the Company’s independent registered public accounting firm for year ending December 31, 2009” and (vi) at the discretion of the proxy holders with regard to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof.  In cases where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  The Board has designated Effi Baruch and Richard Grant as proxies for the solicitation on behalf of the Board of proxies of our stockholders, to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

You may revoke your proxy at any time before it is voted at the Meeting by: (i) properly submitting a subsequent proxy in one of the manners authorized and described in this Proxy Statement (such as via the Internet pursuant to the voting procedures described below), (ii) giving written notice of revocation to us prior to the Meeting, or (iii) attending and voting at the Meeting. A stockholder wishing to revoke a proxy by written notice must submit such revocation to us at deltathree, Inc., 419 Lafayette Street, Second Floor, New York, New York 10003.

Record Date and Voting Securities

The close of business on June 11, 2009, has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to vote at the Meeting.  At the close of business on June 11, 2009, we had issued and outstanding [________] shares of our Class A common stock, par value $0.001 per share, (the “Class A Common Stock”), held by [________] holders of record.  No shares of our Class B common stock, par value $0.001 per share (the “Class B Common Stock”) are outstanding.  The Class A Common Stock constitutes the only outstanding class of voting securities entitled to be voted at the Meeting.

Quorum and Voting

The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Class A Common Stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and the shares of Class A Common Stock held by such stockholders will count toward the attainment of a quorum.  If a quorum will not be present, the Meeting will be adjourned from time to time until a quorum is obtained.

Each share of Class A Common Stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting.

The accompanying proxy card is designed to permit each holder of Class A Common Stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting.  A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all of the nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to all of the other proposals included in this Proxy Statement.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority.  As used herein, “broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. We intend to treat broker non-votes in the manner described in each of the Proposals set forth herein.

If at the close of business on June 11, 2009, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If you are a stockholder of record, you may vote in person at the Meeting.  We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card or vote by proxy on the Internet.  If you received an Internet Availability Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	to vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card; or
•	to vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, date, sign and return your proxy card promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on August 5, 2009, to be counted.

If you are a beneficial owner of shares held in street name and you received a printed copy of these proxy materials by mail, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from us.  If you are a beneficial owner of shares held in street name and you received an Internet Availability Notice by mail, you should have received the Internet Availability Notice from the organization that is the record owner of your shares rather than from us.  Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that proxy card or may vote over the Internet as instructed by that organization in the proxy card.  Beneficial owners that received an Internet Availability Notice by mail from the record owner should follow the instructions included in the Internet Availability Notice to view the proxy statement and transmit their voting instructions. For a beneficial owner to vote in person at the Meeting, you must obtain a valid proxy from the record owner.  To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

As permitted under the federal securities laws, we or brokers holding shares on behalf of our stockholders will send a single set of our proxy statement to multiple stockholders sharing an address who have requested that we mail them such materials. Each such stockholder will continue to receive a separate proxy card or voting instruction card. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” we will continue to do so until we have received contrary instructions from one or more of the security holders.

Stockholders whose households received a single set of our proxy statement this year but who would like to receive additional copies may contact our transfer agent, American Stock Transfer and Trust Company, at the address set forth below, and we will deliver promptly upon oral or written request a separate copy of the disclosure documents. Stockholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of our proxy statements should follow these instructions:

•
stockholders whose shares are registered in their own name should contact American Stock Transfer and Trust Company by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•
stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.  Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 26, 2009, there were 71,932,405 shares of our Class A Common Stock issued and outstanding.  Each share of Class A Common Stock entitles the holder thereof to one vote with respect to each item to be voted on by holders of the shares of Class A Common Stock. We have no other securities, voting or nonvoting, outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our Class A Common Stock as of May 26, 2009 by:

•	each person whom we know beneficially owns more than 5% of the Class A Common Stock;
•	each of our directors and director nominees individually;
•	each of our named executive officers (as defined below) individually; and
•	all of our current directors and executive officers as a group.

Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Class A Common Stock. Each person listed below disclaims beneficial ownership of their shares, except to the extent of their pecuniary interests therein. Shares of Class A Common Stock that an individual or group has the right to acquire within 60 days of May 26, 2009 pursuant to the exercise of options or restricted stock are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

On February 12, 2009, we issued to D4 Holdings, LLC, a Delaware limited liability company (“D4 Holdings”) an aggregate of 39,000,000 shares of our Class A Common Stock and a warrant to purchase up to an additional 30,000,000 shares of our Class A Common Stock at an exercise price of $0.04 per share (the “Warrant”) pursuant to the terms of a Securities Purchase Agreement between us and D4 Holdings (the “Purchase Agreement”). As a result, D4 Holdings currently owns approximately 54.2% of our outstanding Class A Common Stock.  Therefore, if D4 Holdings elects to vote all of the shares of Class A Common Stock it owns on any proposal submitted to a vote of our stockholders at the Meeting, it will control the outcome of any such vote.

	Number	Percentage(1)
	Shares of deltathree Class A Common Stock Beneficially Owned
Principal Stockholders:
D4 Holdings, LLC (2)	69,000,000	67.7%
349-L Copperfield Blvd., #407
Concord, NC 28025

Abraham Ziv-Tal (3)	10,347,677	14.4%
P.O. Box 514 Rishon, Israel 46915

Executive Officers and Directors:
Shimmy Zimels (4)	306,476	*
Dror Gonen (5)	9,000	*
Effi Baruch (6)	245,733	*
Richard Grant (7)	122,500	*
Dan Antebi (8)	100,000	*
Robert Stevanovski (2)	69,000,000	67.7%
Anthony Cassara (9)	69,000,000	67.7%
Lior Samuelson (10)	592,000	*
Benjamin Broder (11)	52,000	*
David Stevanovski (9)(12)	69,000,000	67.7%
Gregory Provenzano (9)(12)	69,000,000	67.7%
J. Lyle Patrick (12)	0	*
Brian Fitzpatrick (13)	0	*
All current directors and executive officers as a group (10 persons) (14)	70,112,233	68. 8%
__________________
*   Less than 1%.

(1)	Percentage of beneficial ownership is based on 71,932,405 shares of Common Stock outstanding as of May 26, 2009.
(2)
Ownership is based on a Schedule 13D filed February 23, 2009 by D4 Holdings, Manna Holdings, LLC (“Manna Holdings”), Praescient, LLC (“Praescient”) and Robert Stevanovski and includes 30,000,000 shares of Class A Common Stock issuable under the Warrant.  Robert Stevanovski is the manager of Praescient, which serves as the sole manager of D4 Holdings and as the managing member of Manna Holdings.  Manna Holdings is the sole member of D4 Holdings.  As such, Mr. Stevanovski, Praescient and Manna Holdings may be deemed to beneficially own the securities reported in the table.  Each of Mr. Stevanovski, Praescient and Manna Holdings disclaims beneficial ownership of such securities, and the information reported herein shall not be deemed an admission that such reporting person is the beneficial owner of the securities for any purpose, except to the extent of such person’s pecuniary interest therein.

(3)	Ownership is based on a Schedule 13D/A filed December 24, 2008.
(4)
Includes (a) 82,769 shares of Class A Common Stock and (b) options to purchase 223,707 shares of Class A Common Stock.  Mr. Zimels resigned as Chief Executive Officer, President and Chief Financial Officer effective as of May 14, 2008.

(5)	Includes 9,000 shares of Class A Common Stock. Mr. Gonen served as Chief Executive Officer and President from May 14, 2008, to December 9, 2008.
(6)	Includes (a) options to purchase 229,583 shares of Class A Common Stock, (b) 9,150 restricted shares of Class A Common Stock and (c) restricted units to purchase 7,000 shares of Class A Common Stock.
(7)	Includes (a) options to purchase 112,500 shares of Class A Common Stock and (b) restricted units to purchase 5,600 shares of Class A Common Stock.
(8)	Includes options to purchase 100,000 shares of Class A Common Stock.
(9)
The securities reported in the table are held directly by D4 Holdings and include 30,000,000 shares of Class A Common Stock issuable under the Warrant.  Each of Anthony Cassara, David Stevanovski and Gregory Provenzano indirectly owns a membership interest in Manna Holdings, which is the sole member of D4 Holdings. As such, each of Messrs. Cassara, Stevanovski and Provenzano may be deemed to beneficially own the securities reported herein and owned directly by D4 Holdings.  Each of Messrs. Cassara, Stevanovski and Provenzano disclaims beneficial ownership of such securities, and the information reported herein shall not be deemed an admission that such reporting person is the beneficial owner of the securities for any purpose, except to the extent of his pecuniary interest therein.

(10)	Includes (a) 220,000 shares of Class A Common Stock, (b) options to purchase 350,000 shares of Class A Common Stock and (c) 22,000 restricted shares of Class A Common Stock.
(11)	Includes (a) options to purchase 20,000 shares of Class A Common Stock and (b) 32,000 restricted shares of Class A Common Stock.
(12)	Appointed by the Board to serve as a director effective on March 28, 2009.
(13)	Mr. Fitzpatrick is a nominee to be presented at the Meeting for election to the Board of Directors.
(14)
Includes (a) 39,220,000 shares of Class A Common Stock, (b) options to purchase 735,000 shares of Class A Common Stock, (c) 63,200 restricted shares of Class A Common Stock, (d) restricted units to purchase 12,600 shares of Class A Common Stock and (e) a warrant to purchase 30,000,000 shares of Class A Common Stock held directly (or deemed to be beneficially owned) by the executive officers and directors as a group.

CHANGE IN CONTROL

As a result of the transaction between the Company and D4 Holdings described above under “Security Ownership of Certain Beneficial Owners and Management”, D4 Holdings obtained a controlling interest in the Company. The Company knows of no other arrangement the operation of which may at a subsequent date result in a change in control of the Company.

LEGAL PROCEEDINGS

The Company is not aware of any legal proceedings in which any director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Our Amended and Restated Certificate of Incorporation provides that the number of members of our Board of Directors shall be not less than three and not more than thirteen. There are currently seven directors on the Board. At each annual meeting of stockholders, directors are elected to hold office for a term of one year and until their respective successors are elected and qualified.

The Board had five regular meetings and four special meetings during the fiscal year ended December 31, 2008. During the fiscal year ended December 31, 2008, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. None of our other directors attended our 2008 Annual Stockholder Meeting with the exception of Mr. Gonen, who at the time of the meeting served as a member of the Board of Directors. The Board has established an Audit Committee and a Compensation Committee, but dissolved the Nominating and Governance Committee as of September 11, 2006. The functions of the remaining committees and their current members are set forth below.

Due to a decrease in the number of members of the Board after our 2006 Annual Stockholders Meeting, our Board members determined that it is efficient and important for each member to actively participate in all matters that were previously the responsibility of the Nominating and Governance Committee. As such, each of our Board members participates in, among other matters, the following nominating and governance-related matters:

•	identifying and recommending qualified candidates for director, and recommending the director nominees for our annual meetings of stockholders;
•	conducting an annual review of the Board’s performance;
•	recommending the director nominees for each of the Board committees; and
•	developing and recommending our company’s corporate governance guidelines.

Furthermore, our Board adopted a nominating and governance policy that was based on the former Nominating and Governance Committee Charter. This policy outlines our Board’s goals, responsibilities, and procedures related to nominating and governance matters.   In this regard, our Board may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need in the Board, and concern for the long-term interests of our stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at our 2010 Annual Meeting of Stockholders using the procedures set forth in the Company's Amended and Restated By-laws, it must follow the procedures described under “Stockholder Proposals for 2010 Annual Meeting” and as set forth in our Amended and Restated By-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by our Board, it should submit any pertinent information regarding the candidate to the Chairman of the Board by mail care of our Secretary at 419 Lafayette Street, New York, New York 10003.

The Compensation Committee is responsible for:

•	evaluating our compensation policies;
•	determining executive compensation, and establishing executive compensation policies and guidelines; and
•	administering our stock option and compensation plans.

As part of these responsibilities, the Compensation Committee determines the compensation of our Chief Executive Officer, and conducts its decision making process with respect to this issue without the presence of the Chief Executive Officer. The Compensation Committee had three meetings during 2008. The Compensation Committee has a charter, a copy of which is available to our stockholders at the Corporate Governance section of our website located at www.deltathree.com.  During the course of the 2008 fiscal year, Benjamin Broder and (until his resignation from the board on November 2, 2008) Ilan Biran served on the Compensation Committee.  The Board intends to appoint Brian Fitzpatrick to serve as the Chairman of the Compensation Committee following his election to the Board of Directors at the Meeting and each of J. Lyle Patrick and Lior Samuelson to serve as members of the Compensation Committee immediately following the Meeting.

The Audit Committee is responsible for:

•	recommending to the Board the appointment of the firm selected to serve as our independent registered public accounting firm and monitoring the performance of such firm;
•	reviewing and approving the scope of the annual audit and evaluating with the independent registered public accounting firm our annual audit and annual financial statements;
•	reviewing with management the status of internal accounting controls;
•	evaluating issues having a potential financial impact on us which may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm or the Board;
•	evaluating our public financial reporting documents; and
•	reviewing the non-audit services to be performed by the independent registered public accounting firm, if any, and considering the effect of such performance on the auditor's independence.

The Audit Committee had four meetings during 2008.  The Audit Committee has a charter, a copy of which is available to our stockholders at the Corporate Governance section of our website located at www.deltathree.com.  During the course of the 2008 fiscal year, Noam Bardin and (until his resignation from the board on November 2, 2008) Ilan Biran and (until such time as he was appointed Chairman of the Board) Lior Samuelson served on the Audit Committee. Following the resignation of Noam Bardin on February 12, 2009, there were no members of the Audit Committee. Mr. Patrick was appointed by the Board to serve as the Chairman of the Audit Committee effective March 28, 2009.  The Board of Directors has determined that Mr. Patrick meets the requirements of the applicable Securities and Exchange Commission rules for membership on the Audit Committee, including Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.   In June 2009, the Board appointed Anthony Cassara and Lior Samuelson to serve as additional members of the Audit Committee.  The Board intends to appoint Brian Fitzpatrick to replace Mr. Cassara on the Audit Committee following Mr. Fitzpatrick’s election to the Board of Directors at the Meeting. Mr. Fitzpatrick qualifies as “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

As discussed below under “Director Independence”, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange, including the independence requirements for audit committees.  The Board of Directors has not reached an affirmative conclusion that Messrs. Cassara or Samuelson are “independent” as such term is described in the Nasdaq Marketplace Rules.  However, the Board of Directors determined that their membership on the Audit Committee is in the best interest of the Company and its stockholders in light of their extensive experience in financial and related matters in our industry and the fact that the Audit Committee was composed of only one other member.  In connection with these appointments, the Board has waived the independence requirements set forth in the Audit Committee Charter with respect to Messrs. Cassara and Samuelson.  The Board also intends to waive the independence requirements in the Compensation Committee Charter with respect to Mr. Samuelson in connection with his appointment to the Compensation Committee immediately following the Meeting.

Director Independence

Our Class A Common Stock is currently quoted on the OTC Bulletin Board and is not listed on the Nasdaq Stock Market or any other national securities exchange. Accordingly, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange. Nevertheless, in determining whether a director or nominee for director should be considered “independent” the board utilizes the definition of independence set forth in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The board has determined that J. Lyle Patrick and Brian Fitzpatrick each qualify as “independent” under this rule.

Our company also would qualify as a “controlled company” under Rule 5615(c)(2) of the Nasdaq Marketplace Rules because D4 Holdings holds more than 50% of the voting power of our company. Accordingly, we would have the option to be exempt from the requirements under Rule 5605 to have:

•	a majority of independent directors;
•	a compensation committee composed solely of independent directors;
•	compensation of our executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors;
•	a nominating committee composed solely of independent directors; and
•	director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

Because we are not currently subject to the Nasdaq continued listing requirements we have not determined to what extent we would rely on the “controlled company” exemption from any of the foregoing requirements if we were subject to these requirements.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them care of our Secretary at deltathree, Inc., 419 Lafayette Street, Second Floor, New York, N.Y. 10003. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The roles and responsibilities of the Audit Committee are set forth in a written charter that was adopted by the Board. The Audit Committee is responsible for overseeing the Company’s overall financial reporting process and for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm.    In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2008, the Audit Committee, among other activities, reviewed and discussed the Company’s audited financial statements for such fiscal year with management and with Brightman Almagor & Co., the Company’s independent registered public accounting firm.  The Audit Committee has discussed with Brightman Almagor & Co. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.   The Audit Committee has received the written disclosures and the letter from Brightman Almagor & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Brightman Almagor & Co.’s communications with the audit committee concerning independence, and has discussed with Brightman Almagor & Co. their independence.  The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor’s independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

The Audit Committee

J. Lyle Patrick (Chairman)

The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference.

PROPOSAL # 1

ELECTION OF DIRECTORS

(Notice Item 1)

General

At the Meeting, seven directors will be elected to the Board to serve until our next annual meeting of stockholders and until their respective successors have been elected and qualified.

Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships.  Each director is elected for a one-year term.  Each of the nominees except for Brian Fitzpatrick is currently serving as a director on our Board.

In connection with the completion of the private placement to D4 Holdings pursuant to the Purchase Agreement, Noam Bardin resigned as a director and the board of directors appointed Robert Stevanovski and Anthony Cassara to serve on the Board.  In addition, Lior Samuelson resigned as Chairman of the Board and remained a director, and Robert Stevanovski was appointed to serve as Chairman.  Following the closing of the transaction, our Board of Directors appointed David Stevanovski, Gregory Provenzano and Lyle Patrick to serve on the Board, effective on March 28, 2009.

Vote Required and Recommendation of the Board of Directors

Under our Amended and Restated By-laws, directors are elected by a majority of the outstanding shares of common stock present in person or represented by proxy at the Meeting, and thus the seven nominees for election as directors who receive the most votes cast will be elected.  Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of such nominees.  In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place.  The Board has no reason to believe that any nominee will be unable or unwilling to serve.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the seven nominees listed herein.

Nominees for Director

 Set forth below are the name, age and the positions and offices held by each of our director-nominees, his principal occupation and business experience during at least the past five years and the names of other publicly-held companies of which he serves as a director.

Robert Stevanovski, 45.  Mr. Stevanovski was appointed as a director and Chairman of the Board on February 12, 2009.  He is one of the co-founders of ACN, Inc. (“ACN”), and has served as Chairman of ACN since its founding in 1993. Mr. Stevanovski has served as Chairman of the Board of WorldGate Communications, Inc. (“Worldgate”), a provider of video phone products, since April 6, 2009, and as the Interim Chief Executive Officer and President of Worldgate since April 10, 2009.  Mr. Stevanovski is the brother of David Stevanovski.

Anthony Cassara, 54.  Mr. Cassara was appointed as a director on February 12, 2009. Mr. Cassara currently serves as President of Cassara Management Group, Inc., a privately held business counseling practice focused on the telecommunications industry. Prior to founding Cassara Management Group, Mr. Cassara was President of the Carrier Services division at Frontier Corporation and later at Global Crossing. Mr. Cassara has served as a director of WorldGate since April 9, 2009.

Lior Samuelson, 60.  Mr. Samuelson served as Chairman of the Board from January 2008 until February 2009, and has served as a director of deltathree since August 2001. Since August 1999, Mr. Samuelson has served as a Co-Founder and Principal of Mercator Capital. His experience includes advising clients in the Technology, Communications and Consumer sectors on mergers, acquisitions and private placements. From March 1997 to August 1999, Mr. Samuelson was the President and Chief Executive Officer of PricewaterhouseCoopers Securities. Prior to that, he was the President and Chief Executive Officer of The Barents Group, a merchant bank specializing in advising and investing in companies in emerging markets. Mr. Samuelson was also the Co-Chairman of Peloton Holdings, a Private Equity management company. Before that, he was a managing partner with KPMG and a senior consultant at Booz, Allen & Hamilton.

David Stevanovski, 43.  Mr. Stevanovski was appointed to serve on the board effective March 28, 2009.  He has served in a number of positions at ACN, and currently serves as Chief Operating Officer of ACN North America. Mr. Stevanovski has served as a director of WorldGate since April 9, 2009. Mr. Stevanovski is the brother of Robert Stevanovski.

Gregory Provenzano, 49.  Mr. Provenzano was appointed to serve on the board effective March 28, 2009.  Mr. Provenzano is one of the co-founders of ACN and has served as President of ACN since its founding in 1993. Mr. Provenzano has served as a director of WorldGate since April 9, 2009.

J. Lyle Patrick, 56.  Mr. Patrick was appointed to serve on the board effective March 28, 2009.  Mr. Patrick has served as chief financial officer of a number of telecommunications companies, including, most recently, US LEC, a competitive telecommunications company, from June 2005 to March 2007, and MetroPCS, a wireless communications provider, from May 2004 to March 2005.  Mr. Patrick is a Certified Public Accountant.

Brian Fitzpatrick, 47.  Mr. Fitzpatrick serves as Managing Director of BT Wholesale Markets, which is the sales, marketing, implementation, project and in-life contract management operating division of BT Group Plc.  Mr. Fitzpatrick’s areas of responsibility also include BT Group plc’s global media and satellite broadcast operations. Mr. Fitzpatrick serves as a member of the BT Wholesale Executive Board.   Prior to joining BT Wholesale Markets in November 2005, Mr. Fitzpatrick was the President of Worldwide Commercial Operations for Teleglobe International, Ltd.

PROPOSAL # 2

APPROVE THE ADOPTION OF THE DELTATHREE, INC. 2009 STOCK INCENTIVE PLAN

(Notice Item 2)

General

We are asking our stockholders to approve the adoption of our 2009 Stock Incentive Plan (the “2009 Plan”).   The Board of Directors adopted the 2009 Plan on June 10, 2009, subject to stockholder approval.  A copy of the 2009 Plan, as proposed to be approved, is attached as Appendix A to this Proxy Statement.

We currently maintain two separate stock incentive plans, consisting of our Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”) and our Amended and Restated 2006 Non-Employee Director Stock Plan (the “2006 Director Plan”).   The 2009 Plan is intended to replace our current stock incentive plans.  If the adoption of the 2009 Plan is approved by stockholders, the 2004 Plan and the 2006 Director Plan will be terminated (except with respect to outstanding awards previously granted thereunder) and no additional awards will be made under those plans.

The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility we must continue to offer a competitive equity incentive program.  We are asking stockholders to approve the proposed 2009 Plan so that we will have a sufficient number of shares available for the issuance of stock options and other equity awards and to ensure that the 2009 Plan will be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Our Board of Directors believes that the ability of the Company to grant equity awards is important in enabling us to offer competitive compensation packages and to make the most effective use of the shares our stockholders authorize for incentive purposes. Therefore, the Board of Directors recommends that stockholders vote to approve the adoption of the 2009 Plan.

Description of 2009 Plan

The following summary of the 2009 Plan, as proposed to be approved by stockholders in this Proposal 2, is qualified in its entirety by the specific language of the 2009 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

For purposes of this summary, we assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements (Section 409A of the Code). We also assumed that if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a nonstatutory option with an exercise price which is less than the fair market value of the stock covered by the option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Shares Authorized under the Plan and Administration of the Plan

Under the proposed 2009 Plan, the maximum number of shares available for awards under the 2009 Plan is 10,000,000 shares. The 2009 Plan is administered by the Compensation Committee of our Board of Directors, which has the authority to, among other things, determine eligibility to receive awards, the types and number of shares of stock subject to the awards, the price and timing of awards and the acceleration or waiver of any vesting, performance, or forfeiture restriction. As used in this Proxy Statement, the term “administrator” means the Compensation Committee.

Participants and Terms of Awards

Awards under the 2009 Plan may be made to employees, officers, directors and consultants of the Company or any entity controlling or controlled by the Company.  Subject to adjustments for stock splits and similar events, the maximum number of shares of Common Stock subject to options or other awards that can be awarded to any eligible individual under the 2009 Plan is 1,000,000 shares per calendar year.

The Plan authorizes the grant of stock options and restricted stock awards (collectively referred to as “Awards”) to eligible participants, except that only employees of our company or any parent or subsidiary of our company is eligible for a grant of incentive stock options.  Awards are subject to the terms of the 2009 Plan and the applicable award agreement setting forth such terms as the Compensation Committee may prescribe.  Awards under the 2009 Plan may not be transferred other than: (i) by will or by the laws of descent and distribution; or (ii) by gift to a participant’s family member or certain entities in which the participant or his or her family members own a majority of the voting or beneficial interests.

Stock Options

Stock options may be granted under the 2009 Plan, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options. The option exercise price of all stock options granted under the 2009 Plan will be determined by the administrator, except that the exercise price for any stock option shall be no less than 100% of the fair market value of the stock on the date of grant.  For any incentive stock option, the exercise price will not be less than 100% of the fair market value of the stock on the date of grant or not less than 110% of the fair market value for a holder of 10% of our stock. Stock options may be exercised as determined by the administrator, but in no event after the tenth anniversary of the date of grant, or with respect to incentive stock options after the fifth anniversary for a holder of 10% of our stock.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent. The administrator may also allow payment by tendering previously acquired shares of our common stock with a fair market value at the time of exercise equal to the exercise price or pursuant to broker-assisted cashless exercises and may authorize loans for the purpose of exercise as permitted under applicable law.

Restricted Stock Awards

A restricted stock award is the grant of shares of our Common Stock currently at a price determined by the administrator (including zero), that is nontransferable and is subject to substantial risk of forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock shall, except as otherwise provided in an individual award agreement, have full voting and may have dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator.

Adjustment Provisions and Change of Control

    In the event of any corporate event or transaction such as a reorganization, recapitalization, reclassification, stock dividend, stock split, or similar distribution with respect to our Common Stock, or any similar corporate event or transaction, the Compensation Committee, in order to prevent dilution or enlargement of participants’ rights under the 2009 Plan, may make equitable and appropriate adjustments and substitutions, as applicable, to the number and kind of shares subject to outstanding Awards, the exercise price for such shares, the number and kind of shares available for future issuance under the 2009 Plan, and other determinations applicable to outstanding awards. The Compensation Committee will have the power and sole discretion to determine the adjustment to be made in each case.

In the event of (i) any merger or consolidation with another entity in which our stock is converted into or exchanged for the right to receive cash or other property, (ii) the sale or exchange of all of our stock for cash or other property, (iii) the sale, transfer or other disposition of all or substantially all of our assets, or (iv) a liquidation or dissolution of our company, outstanding Awards under the 2009 Plan will terminate unless the successor corporation assumes or substitutes the Awards.  However, the Committee may take one or more of the following actions in its sole discretion in connection with any such transaction with respect to all or any portion of outstanding Awards:

•	provide that outstanding options shall be assumed, or substituted with substantially equivalent rights, by the acquiring or succeeding entity;
•	provide that unexercised options shall terminate immediately prior to the transaction unless exercised within a specified period following notice to the holder of the transaction;
•	provide that outstanding options shall become exercisable in whole or in part prior to or upon the transaction;
•
provide for cash payments (net of applicable tax withholdings) to be made to holders equal to the excess, if any, of the per share acquisition price over the exercise price of the option, upon which the option shall terminate;

•
provide that, in connection with a liquidation or dissolution of the Company, options shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings;

•	provide for the release of the repurchase rights or other risk of forfeiture with respect to some or all restricted stock awards prior to or upon consummation of the transaction; and
•
provide that, with respect to restricted stock awards, the repurchase and other rights of the Company shall inure to the benefit of the successor company and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the stock was converted into or exchanged in the same manner and to the same extent as they applied to the Award.

The Committee has the authority to provide for the full or partial automatic vesting and exercisability of some or all of the outstanding Awards under the 2009 Plan upon the occurrence of an actual or anticipated corporate transaction or change of control.

Amendment and Termination

The Board may terminate, amend, or modify the 2009 Plan as it deems advisable at any time; however, stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule. Unless the Board expressly provides, no amendment shall affect the terms of any outstanding Award and no termination or amendment may, without the consent of any Award recipient, adversely affect the rights of the Award recipient.  The administrator may amend the terms of any Award granted, prospectively or retroactively, provided that the amendment is consistent with the terms of the 2009 Plan.

The 2009 Plan provides that the Board or the administrator has the authority to implement an award exchange program in which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices, different terms, and a different amount of stock subject to the new award), awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced (including through an amendment of an outstanding Award). The terms and conditions of any exchange program will be determined by the administrator in its sole discretion.

The 2009 Plan has a term of ten years from the date of adoption of the plan by our Board of Directors.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the federal income tax consequences under current U.S. law of participation in the 2009 Plan and does not describe all possible U.S. federal or other tax consequences of such participation or tax consequences based on particular circumstances.  Participants in the 2009 Plan should refer to the actual text of the 2009 Plan set forth in Appendix A to this Proxy Statement and should consult their own tax advisors as to specific questions relating to the tax consequences of participation.

 Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits that may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the restricted stock is acquired unless the shares are subject to a substantial risk of forfeiture (for example, where the restricted stock award is subject to vesting conditions such as service requirements or performance criteria prior to the satisfaction of which the shares remain subject to forfeiture) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Summary of Israeli Income Tax Consequences

The following summary is intended only as a general guide to the income tax consequences under current Israeli law of participation in the 2009 Plan and does not describe all possible Israeli or other tax consequences of such participation or tax consequences based on particular circumstances.  Participants in the 2009 Plan should refer to the actual text of the 2009 Plan set forth in Appendix A to this Proxy Statement and should consult their own tax advisors as to specific questions relating to the tax consequences of participation.

Recipients of grants who are Israeli residents or who are liable to Israeli income tax will receive grants under the 2009 Plan subject to the terms of Appendix A to the 2009 Plan (“Appendix A”), the relevant provisions of  the Israeli Income Tax Ordinance (New Version), 1961, as amended (the “Ordinance”) and, if applicable,  the Income Tax Rules (Tax Benefits Regarding the Grant of Options to Employees), 2003 (the “Rules”) and any other relevant regulations promulgated thereunder, as now existing and as amended from time to time. Appendix A has been structured to comply with the requirements set forth under the Ordinance and the Rules as well as the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder. It is intended to provide certain tax benefits available to Israeli employees, officers and directors under Section 102 of the Ordinance (“Section 102”), and also includes certain provisions relating to restrictions on the sale of Awards and the depositing of Awards with a trustee designated by the Company (the “Trustee”).

Section 102 - Capital Gains Track. We intend to seek the necessary approvals from the Israel Tax Authority to grant eligible Israeli employees, officers and directors stock options and/or restricted stock awards  under the “capital gains track” set forth in Section 102(b)(2) of the Ordinance (the “Capital Gains Track”).  Participants receiving grants of Awards under the Capital Gains Track will be subject to tax for such Awards at such time as the shares of Common Stock underlying such Awards are sold or withdrawn from the Trustee.  Entitlement to the benefits under the Capital Gains Track is contingent upon the recipient depositing an Award or any shares of Common Stock issued thereunder with the Trustee for a period of at least twenty-four months from the date of grant.

Income derived from Awards granted in compliance with the Capital Gains Track will generally be taxed as a capital gain, currently set at the rate of 25%. However, in the event that the exercise price of a stock option is lower than the average closing price of our Common Stock during the thirty trading days immediately prior to the date of the grant of the Award (the “Israeli Fair Market Value”) the difference will generally be taxed, at the time of the sale of the underlying shares of Common Stock, as employment income at the applicable income tax rate of the recipient and will be subject to applicable mandatory withholding requirements. In the case of restricted stock awards, the difference between the purchase price (usually zero) of the restricted stock award and the Israeli Fair Market Value will generally be taxed, at the time of the sale of the underlying shares of Common Stock, as employment income.  Also, in the event that the recipient withdraws such Award or the underlying shares of Common Stock (or sells such shares of Common Stock) prior to the expiration of the twenty-four month holding period, any gain will be treated as ordinary income and will be taxed at the applicable income rate of the recipient.

Recipients of Awards under the Capital Gains Track are required to execute an award agreement acknowledging the terms and conditions applying to such grant and the tax implications governing such Awards.

The Company is not entitled to a deduction for Israeli income tax purposes with respect to Awards made under the Capital Gains Track. However, the Company may recognize a deductible expense for tax purposes (subject to satisfying certain conditions) equal to the difference between the exercise price of a stock option or the purchase price of a restricted stock award (as applicable) and the Israeli Fair Market Value of such Award.

Section 102 - Unapproved Awards. We may at any time grant eligible Israeli employees, officers and directors Awards under Section 102(c) of the Ordinance that will not be deposited with the Trustee (an “Unapproved 102 Award”). Participants receiving grants of Unapproved 102 Awards will be subject to tax for such Awards at such time as the shares of Common Stock underlying such Awards are sold.

Any income derived from the sale of the shares of Common Stock underlying such Awards will be taxed as employment income at the applicable income tax rate of the recipient and will be subject to applicable mandatory withholding requirements. A participant receiving an Unapproved 102 Award is required under the provisions of Section 102 to provide the Company, upon termination of employment with the Company, with a form of collateral or guarantee (in a form satisfactory to the Company) to secure payment of any applicable tax that will be due upon the sale of the underlying shares of Common Stock.

The Company is not entitled to a deduction for Israeli income tax purposes with respect to Awards granted as Unapproved 102 Awards.

3(i) Options. All Israeli taxpayers who are not eligible to receive Awards under Section 102 are subject to taxation under Section 3(i) of the Ordinance with respect to stock options granted to them (“3(i) Options”) under the 2009 Plan. Under Section 102, stock options may only be granted to employees, officers and directors of the Company who are not “controlling shareholders” (as defined in the Ordinance).  The difference (if any) between the fair market value of the shares of Common Stock received at the time of exercise of a 3(i) Option and the amount paid by the recipient for such shares at the time of exercise is subject to tax at the applicable income tax rate of the recipient and other applicable mandatory withholding requirements.  The difference (if any) between the fair market value of the shares of Common Stock at the time of exercise and the consideration received by the participant upon the sale of such shares is subject to capital gains tax and no withholding requirements apply.

The Company is not entitled to a deduction for Israeli income tax purposes with respect to 3(i) Options.

New Plan Benefits

In connection with its adoption of the 2009 Plan, the Board of Directors approved a grant of options to purchase 100,000 shares of our Common Stock under the 2009 Plan to each of the members of the Board, which option grant will be effective upon the approval of the 2009 Plan by our stockholders at the Meeting.  Each of Robert Stevanovski, David Stevanovski and Gregory Provenzano has elected to waive their right to receive such grant. The participants and types of Awards under the 2009 Plan are subject to the discretion of the Compensation Committee and, as a result, the benefits or amounts that will be received by any participant or groups of participants if the 2009 Plan is approved are currently not determinable.  As of May 26, 2009, there were three executive officers, seven non-employee directors, and approximately 40 employees who were eligible to participate in the 2009 Plan.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote for this proposal at the Meeting is required to approve the adoption of the 2009 Plan.  Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a stockholder has indicated otherwise on the proxy. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Thus, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of the 2009 Plan.

PROPOSAL # 3

APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE COMPANY’S DUAL CLASS COMMON STOCK STRUCTURE

(Notice Item 3)

General

The Board has adopted a resolution approving an amendment to the Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to this Proxy Statement as Appendix B, and recommends to the stockholders that they approve the amendment. If approved, the amendment will (i) eliminate the dual class common structure by eliminating the Company’s currently authorized Class B Common Stock and all references thereto, (ii) redesignate the Class A Common Stock as Common Stock, par value $0.001 per share (the “Common Stock”), and (iii) clarify that all references to Class A Common Stock or any right to purchase or acquire Class A Common Stock (whether in the Company’s Amended and Restated Certificate of Incorporation or otherwise) shall refer to Common Stock.

Article Fourth of the Company’s Amended and Restated Certificate of Incorporation (“Article Fourth”) currently authorizes 75,000,000 shares of Class A Common Stock and 1,000 shares of Class B Common Stock.   Article Fourth also provides for separate and, in some cases, different provisions applicable to the Class A Common Stock and Class B Common Stock.  For example, it provides that holders of Class B Common Stock are entitled to ten (10) votes per share on all matters submitted to a vote of the stockholders and sets forth certain voluntary and automatic conversion features applicable to the Class B Common Stock.

As of May 26, 2009, there were 71,932,405 shares of Class A Common Stock issued and outstanding and our Class A Common Stock is quoted on the OTC Bulletin Board under the symbol “DDDC.OB”.  Participants in our equity incentive plans received shares of our Class A Common Stock. There are currently no shares of Class B Common Stock issued and outstanding and the Class B Common Stock is not publicly traded. In addition, the Company currently has no plans or intentions to issue any such shares of Class B Common Stock in the future.

Accordingly, because the Board of Directors believes that the Company’s use of a dual class common stock structure engenders confusion amongst our stockholders and the general public and does not serve any practical purposes, it is recommending to the stockholders that they approve the amendment to Article Fourth. If approved, the amendment will eliminate the Class B Common Stock and all references thereto, the Class A Common Stock will be redesignated as Common Stock, and all references to Class A Common Stock and any right to purchase or acquire Class A Common Stock shall refer to Common Stock.

If approved, this proposal will become effective at the close of business upon the filing of the executed amendment with the Secretary of State of the State of Delaware following the Meeting.

Vote Required and Recommendation of the Board of Directors

The approval of the amendment described above will require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock.  Because there are no shares of Class B Common Stock issued and outstanding, no separate vote of the holders of Class B Common Stock will be required under Section 242 of the Delaware General Corporation Law. The shares represented by the enclosed proxy will be voted “FOR” the amendment unless a stockholder has indicated otherwise on the proxy. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation to eliminate our dual class common stock structure.

PROPOSAL # 4

APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Notice Item 4)

General

The Board has adopted a resolution approving an amendment to the Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to this Proxy Statement as Appendix B, and recommends to the stockholders that they approve the amendment. If approved, the amendment will increase the authorized number of shares of capital stock from 100,001,000 to 225,000,000 and the number of authorized shares of Common Stock from 75,001,000 to 200,000,000.

The amendment would provide the Company a sufficient number of authorized shares of Common Stock to (i) issue shares of Common Stock to D4 Holdings in the event that D4 Holdings exercises the Warrant in full and (ii) reserve 10,000,000 shares of Common Stock for issuance under the 2009 Plan. If the proposal is not adopted and the amendment is not approved, the Company will not have a sufficient number of shares of Common Stock, and the Company will not be able, to effect either the issuance of shares of Common Stock to D4 Holdings in the event that D4 Holdings exercises the Warrant in full or reservation of 10,000,000 shares of Common Stock for issuance under the 2009 Plan. In addition, the amendment would provide the Company with authorized but unissued shares of Common Stock available to be utilized by the Company for any other purpose in the best interests of the Company and our stockholders determined by the Board of Directors, consistent with applicable law and the Company’s Amended and Restated Certificate of Incorporation. Although the Company has no present plans with respect to any of the following, such purposes could include making acquisitions, providing additional equity compensation to employees, officers, directors and others, and/or engaging in equity transactions.

If approved, this proposal will become effective at the close of business upon the filing of the executed amendment with the Secretary of State of the State of Delaware following the Meeting.

Robert Stevanovski, Anthony Cassara and David Stevanovski were each appointed to serve on the Company’s Board of Directors pursuant to the terms of the Purchase Agreement.  Each of these directors, as well as Gregory Provenzano, is a principal of D4 Holdings, and Robert Stevanovski serves as manager of Praescient, LLC, the sole manager of D4 Holdings.  As a result of their relationship with D4 Holdings, each of these individuals may be deemed to have a direct or indirect interest in the exercise of the Warrant by D4 Holdings and thus in this proposal since the Company will not be eligible to issue shares of Common Stock to D4 Holdings in the event that D4 Holdings exercises the Warrant in full if this proposal is not adopted and the amendment is not approved.  In addition, because all of our directors and executive officers are eligible to receive grants of awards under the 2009 Plan, they may be deemed to have an interest in this proposal, since the Company will not be eligible to reserve shares of Common Stock to be issued under the 2009 Plan if this proposal is not adopted and the amendment is not approved.

Vote Required and Recommendation of the Board of Directors

The approval of the amendment described above will require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock. The shares represented by the enclosed proxy will be voted “FOR” the amendment unless a stockholder has indicated otherwise on the proxy. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

PROPOSAL # 5

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009

(Notice Item 5)

General

Subject to ratification by our stockholders, on the recommendation of the Audit Committee, the Board has reappointed Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as our independent registered public accounting firm for the year ending December 31, 2009.

Representatives of Brightman Almagor & Co. are not expected to be present at the Meeting.

Vote Required and Recommendation of the Board of Directors

The ratification of the selection of Brightman Almagor & Co. as our independent registered public accounting firm for the year ending December 31, 2009, will require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock present at the Meeting, in person or represented by proxy, and entitled to vote. The shares represented by the enclosed proxy will be voted for the ratification of the selection of Brightman Almagor & Co.  In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

The Board believes that a vote for the proposal to ratify the appointment by the Board of the independent registered public accounting firm for the year ending December 31, 2009, as described above is in the best interests of our stockholders and us and unanimously recommends a vote “FOR” such proposal.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Brightman Almagor & Co. for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2008, and December 31, 2007, and fees billed for other services rendered by Brightman Almagor & Co. during those periods.

	2008	2007
Audit fees	$72,000	$65,000
Audit-related fees	−	−
Tax fees	−	16,500
All other fees	−	−
Total	$72,000	$81,500

In the above table, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees we paid Brightman Almagor & Co. for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports filed with the SEC, as well as for work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and consultation regarding financial accounting and/or reporting standards; “audit-related fees” are fees billed by Brightman Almagor & Co. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by Brightman Almagor & Co. for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the Securities and Exchange Commission’s policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other services are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Set forth below is a brief description of the present and past business experience of each of the persons who currently serve as our executive officers or key employees.

Effi Baruch, 34, Interim Chief Executive Officer and President, Senior Vice President of Operations and Technology. In December 2008 Mr. Baruch became our interim Chief Executive Officer and President; in January 2007, Mr. Baruch became our Senior Vice President of Operations and Technology. Mr. Baruch has been with deltathree since 1998. Mr. Baruch began working with deltathree as an engineer in the Network Operations Center, and soon after specialized in the management of data networks and security in our Wide Area Network department.

Richard Grant, 45, Chief Financial Officer and Treasurer. Mr. Grant joined deltathree on January 23, 2006 as our Senior Vice President of Finance and Treasurer and has served as our Chief Financial Officer since May 2008. Mr. Grant is a Certified Public Accountant. Prior to his employment with deltathree, Mr. Grant was a co-founder and Chief Financial Officer of Tel2Net, Inc., a technology infrastructure service company. From 2001 through 2003, Mr. Grant served as a Senior Manager for Marotta, Gund, Budd and Dzera LLP, a business restructuring consulting company. Prior to Marotta, Gund, Mr. Grant was a Senior Manager at KPMG LLP in the Audit Division, and a Senior Manager at Arthur Andersen LLP in the Transaction Advisory Services Group.

Dan Antebi, 39, Chief Commercial Officer and Senior Vice President of Sales and Marketing.  Mr. Antebi has served as our Chief Commercial Officer and Senior Vice President of Sales and Marketing since May 2008. Mr. Antebi brings more than 13 years of experience in management and international and domestic sales and marketing.  In his most recent position, Mr. Antebi headed an independent consultancy firm assisting international companies in the European telecom domain. Prior to that, Mr. Antebi served as a Senior Director and Region Manager for Comverse Ltd., a provider of software and systems enabling network based multimedia communications services.

Peter Friedman, 39, General Counsel and Secretary. In October 2007, Mr. Friedman became our General Counsel and Secretary. Mr. Friedman’s experience is in the areas of securities offerings and compliance, mergers and acquisitions, corporate governance, venture capital financing, technology licensing, joint ventures, and general corporate and commercial matters. Before joining deltathree, Mr. Friedman served as Senior Associate of Outside Counsel Solutions, a division of IDT Corporation that outsources U.S. legal services. Prior to that, Mr. Friedman was associated with the law firms of Weil, Gotshal & Manges, LLP, Lowenstein Sandler PC and Kronish Lieb Weiner & Hellman, LLP.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table shows the total compensation accrued during the fiscal years ended December 31, 2007 and 2008 to (1) all individuals who served as our Chief Executive Officer during any part of 2008 and (2) our two next most highly compensated executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2008. These executive officers are referred to in this Proxy Statement as our “named executive officers”.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Shimmy Zimels,
Former Chief Executive Officer, President and Chief Financial	2008	50,000	(2)	-	-	-	100,000	(3)	150,000
Officer (former principal executive officer, principal financial officer and principal accounting officer)	2007	258,005		-	-	34,690	-		292,695

Dror Gonen,
Former Chief Executive Officer and President (former principal	2008	170,416		-	-	67,060	-		237,476
executive officer)(4)	2007	-		-	-	-	-		-

Effi Baruch,
Interim Chief Executive Officer and President, Senior Vice	2008	106,257	(5)	30,407	971	18,179	-		155,814
President of Operations and Technology (principal executive officer)	2007	85,574		7,000	7,326	10.564	-		110,644

Richard Grant,
Chief Financial Officer and Treasurer	2008	175,000		-	777	44,168	-		219,945
(principal financial officer and principal accounting officer)	2007	175,000		-	-	36,896	-		211,896

Dan Antebi,
Chief Commercial Officer and Senior Vice President of Sales	2008	115,500		-	-	9,695	-		125,195
and Marketing(6)	2007	-		-	-	-	-		-

(1)
Represents the compensation expense accrued by us in the applicable fiscal year for financial statement reporting purposes in accordance with SFAS 123R in connection with the issuance of the applicable restricted stock or restricted unit award or option award.  For a detailed discussion of the assumptions made in the valuation of stock awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K. 11,666 restricted shares of Class A Common Stock that were held by Shimmy Zimels were forfeited and terminated when Mr. Zimels ceased being an employee of the Company on May 14, 2008. Options to purchase 1,000,000 shares of Class A Common Stock that were held by Dror Gonen were forfeited and terminated when Mr. Gonen ceased being an employee of the Company on January 15, 2009.

(2)	Mr. Zimels resigned as Chief Executive Officer, President and Chief Financial Officer effective as of May 14, 2008.
(3)	Represents severance pay paid to Mr. Zimels pursuant to his severance arrangement with the Company.
(4)	Mr. Gonen joined the Company on April 18, 2008, and served as Chief Executive Officer and President from May 14, 2008, until December 9, 2008, and as an employee thereafter until January 15, 2009.
(5)
Represents the aggregate salary paid to Mr. Baruch as the Senior Vice President of Operations and Technology from January 1, 2008 to December 9, 2008 and as the interim Chief Executive Officer and President, and Senior Vice President of Operations and Technology from December 9, 2008 to December 31, 2008.

(6)	Mr. Antebi joined the Company on May 12, 2008.

Employment Agreement with Mr. Effi Baruch

We currently have an employment agreement with Mr. Baruch, our interim Chief Executive Officer and President, and Senior Vice President of Operations and Technology.  The agreement became effective on December 9, 2008, and was amended as of March 17, 2009, and will continue indefinitely thereafter.  Mr. Baruch receives a base salary of $186,000 per year, which is adjusted as of January 15 each year (beginning 2010) by the percentage change in the Cost of Price Index during the preceding year. Mr. Baruch is entitled to receive an annual bonus under our then-applicable bonus plan equal to up to three (3) months’ salary based on performance criteria that shall be jointly agreed upon by him and the Board of Directors.  Mr. Baruch is also entitled to an award of non-qualified stock options under our 2004 Plan, as set forth in the option agreement to be entered into between him and us.  In the event of termination of the agreement, the terminating party is required to provide the other party 90 days’ written notice unless the Company terminates the agreement for cause, in which case the Company is required to provide such written notice required by applicable law.

Employment Agreement with Mr. Lior Samuelson

We were a party to an employment agreement with Mr. Samuelson, our former Chairman of the Board, from February 1, 2008, until February 12, 2009, at which time Mr. Samuelson resigned as Chairman pursuant to the terms of the transaction with D4 Holdings described above under “Quorum and Voting”.  Under the terms of the agreement, Mr. Samuelson received a salary of $125,000 per year.  Mr. Samuelson also received an award of non-qualified stock options to purchase 300,000 shares of our Class A Common Stock under our 2004 Plan.  The options have an exercise price of $0.39 per share, and terminate on February 1, 2018.  Immediately upon the consummation of the transactions with D4 Holdings, which constituted a change of control under Mr. Samuelson’s employment agreement, all unvested options became vested and immediately exercisable.

Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information with respect to stock options and unvested stock awards outstanding as of December 31, 2008, for each of the named executive officers.

		Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Shimmy Zimels	4/1/1999	58,707	-		5.11	4/1/2009
	3/12/2002	100,000	-		1.02	3/12/2009
	11/4/2003	85,000	-		1.75	5/4/2010
	12/22/2004	80,000	-		2.85	5/4/2010

Dror Gonen	4/18/2008	-	1,000,000	(3)	0.14	4/18/2015

Effi Baruch	3/12/2002	15,000	-		1.02	3/12/2009
	11/4/2003	15,000	-		1.75	11/4/2010
	12/22/2004	25,000	-		2.85	11/22/2011
	3/30/2008	-	250,000	(4)	0.15	3/30/2018
	7/31/2006						5,850	(5)	9.36
	1/1/2008						18,000	(6)	288.00

Richard Grant	1/23/2006	33,334	16,333	(7)	3.02	1/23/2013
	3/30/2008	-	100,000	(8)	0.15	3/30/2018
	1/1/2008						14,400	(9)	230.40

Dan Antebi	5/12/2008	-	200,000	(10)	0.162	5/12/2018

(1)
For a better understanding of this table, we have included an additional column showing the grant date of the stock options, the restricted shares and the restricted stock units.  Subject to the terms and conditions contained in any award agreement between the Company and the holder of any such award, in the event of a change of control of the Company the Compensation Committee determines the effect that such change of control has on the vesting and forfeiture of the stock options, restricted shares and restricted stock units granted to our employees under our 2004 Plan.

(2)	The market value of the stock awards is determined by multiplying the number of shares times $0.016, the closing price of our Class A Common Stock on The OTC Bulletin Board on December 31, 2008.
(3)
Options to purchase 250,000 shares of Class A Common Stock were due to vest on April 18, 2009, and options to purchase 62,500 were due to vest on a quarterly basis over the three year period thereafter.  All such options were forfeited and terminated when Mr. Gonen ceased being an employee of the Company on January 15, 2009.

(4)
Options to purchase 125,000 shares of Class A Common Stock vested on March 30, 2009, and options to purchase 125,000 shares of Class A Common Stock vest on March 30, 2010.  In the event of a change of control, as defined in the Option Agreement dated as of March 30, 2008, between the Company and Mr. Baruch, as amended as of July 1, 2008, all such options immediately vest and become exercisable.

(5)
Restricted shares of Class A Common Stock were granted on July 31, 2006 and vest as follows: 4,200 shares vested on July 31, 2007, 5,000 shares vested on July 31, 2008, and 5,850 shares vest on July 31, 2009.

(6)
Restricted units to purchase 25,000 shares of our Class A Common Stock were granted on February 3, 2008 and vest as follows: units to purchase 7,000 shares vested on January 1, 2009, units to purchase 8,250 shares vest on January 1, 2010, and units to purchase 9,750 shares vest on January 1, 2011.

(7)	Options to purchase 16,333 shares of Class A Common Stock vested on January 23, 2009.
(8)
Options to purchase 50,000 shares of Class A Common Stock vested on March 30, 2009, and options to purchase 50,000 shares of Class A Common Stock vest on March 30, 2010. In the event of a change of control, as defined in the Option Agreement dated as of March 30, 2008, between the Company and Mr. Grant, as amended as of July 1, 2008, all such options immediately vest and become exercisable.

(9)
Restricted units to purchase 20,000 shares of Class A Common Stock were granted on February 3, 2008 and vest as follows: units to purchase 5,600 shares vested on January 1, 2009, units to purchase 6,600 shares vest on January 1, 2010, and units to purchase 7,800 shares vest on January 1, 2011.

(10)
Options to purchase 100,000 shares of Class A Common Stock vest on May 12, 2009, and options to purchase 25,000 shares of Class A Common Stock vest on each of August 12, 2009, November 12, 2009, February 12, 2010, and May 12, 2010.

Director Compensation

The following table shows the total compensation earned for services performed for us by each member of our Board of Directors, other than directors who were also named executive officers, during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Noam Bardin	15,000		11,989	(2)	0	26,989
Ilan Biran	15,000		7,992	(3)	0	22,992
Benjamin Broder	15,000		6,992	(4)	0	21,992
Lior Samuelson	115,833	(5)	67,946	(6)	0	183,779

(1)
Represents the aggregate compensation expense accrued by us in 2008 for financial statement reporting purposes in accordance with SFAS 123R for restricted stock awards and stock options granted to our non-employee directors. The restricted share grants were made pursuant to the 2006 Director Plan.  For a detailed discussion of the assumptions made in the valuation of stock awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

(2)
Represents the compensation expense accrued by us in 2008 in connection with the issuance of 24,000 restricted shares of Class A Common Stock on September 4, 2007, for services as the Chairman of the Board and as a member of the audit committee until the Company's next annual stockholders' meeting.  As of December 31, 2008, Mr. Bardin held options to purchase 50,000 shares of Class A Common Stock and 42,666 restricted shares of Class A Common Stock.

(3)
Represents the compensation expense accrued by us in 2008 in connection with the issuance of 16,000 restricted shares of Class A Common Stock on September 4, 2007, for services as a member of the board and as the chairman of the audit committee until the Company's next annual stockholders' meeting.  Mr. Biran resigned as a member of the Board of Directors effective November 2, 2008. As a result of his resignation, 13,500 restricted shares of our Class A Common Stock that were held by Mr. Biran were forfeited and terminated as of November 2, 2008. As of December 31, 2008, Mr. Biran held options to purchase 83,848 shares of Class A Common Stock and 20,500 restricted shares of Class A Common Stock.

(4)
Represents the compensation expense accrued by us in 2008 in connection with the issuance of 14,000 restricted shares of Class A Common Stock on September 4, 2007, for services as a member of the board and as the chairman of the compensation committee until the Company's next annual stockholders' meeting.  As of December 31, 2008, Mr. Broder held 29,500 restricted shares of Class A Common Stock.

(5)
Represents $1,250 paid to Mr. Samuelson in exchange for services as a member of the board for January 2008 and $114,583 paid to Mr. Samuelson in exchange for his services as Chairman of the Board from February 2008 through December 2008 pursuant to his Employment Agreement with the Company.

(6)
Represents the compensation expense accrued by us in 2008 in connection with the issuance of 14,000 restricted shares of Class A Common Stock on September 4, 2007, for services as a member of the board and as a member of the audit committee until the Company's next annual stockholders' meeting, calculated in accordance with SFAS 123R, and options to purchase 300,000 shares of Class A Common Stock issued over the course of 2008 for services as the Chairman of the Board pursuant to Mr. Samuelson’s Employment Agreement with the Company. As of December 31, 2008, Mr. Samuelson held options to purchase 350,000 shares of Class A Common Stock and 22,000 restricted shares of Class A Common Stock.

Director Compensation Policy

At our Annual Meeting on July 28, 2008, each of our then-non-employee directors (Noam Bardin, Ilan Biran and Benjamin Broder) became eligible to receive $15,000 for their services as a member of the board through the date of our next annual stockholders' meeting. In May 2009, the Board of Directors approved the following annual cash compensation for our directors effective as of April 1, 2009:

•	each director will receive cash compensation of $20,000;
•	the Chairman of the Audit Committee will receive additional cash compensation of $20,000;
•	the Chairman of the Compensation Committee will receive additional cash compensation of $15,000; and
•	each non-Chairman committee member will receive additional cash compensation of $5,000.

Each of Robert Stevanovski, David Stevanovski and Gregory Provenzano has elected to waive their right to the director cash compensation described above at this time.  This election is revocable by each of Messrs. R. Stevanovski, Provenzano and D. Stevanovski at any time.

We reimburse each member of our Board of Directors for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

Each of our directors has the right to elect to convert the total cash compensation that such director is eligible to receive into shares of our common stock at the then-applicable market price.  Directors have the right to make this election only during such times as the employees and directors of the Company are not in a black-out period in trading in securities of the Company and such director is not in possession of material, non-public information about the Company.  Any such shares so acquired by a director are restricted and vest only after a period of one year from the date of grant, following which the director is able to sell such shares in accordance with Rule 144 under the Securities Act of 1933.

Prior to our Annual Meeting on September 8, 2006, our non-employee directors also received grants of stock options pursuant to our 2004 Non-Employee Director Stock Option Plan. At our 2006 Annual Meeting, our stockholders approved, based on our board’s recommendation, the 2006 Director Plan. The 2006 Director Plan replaced our 2004 Non-Employee Director Stock Option Plan, which was terminated except with respect to outstanding options previously granted thereunder.  Under the Amended and Restated 2006 Director Plan, non-employee directors are entitled to receive an automatic grant of 10,000 shares of restricted stock upon their appointment to the board and on an annual basis for serving on the board.  In addition, any director appointed to serve as (i) chairman of a board committee (other than the audit committee) is entitled to receive a grant of 8,000 shares of restricted stock upon such appointment and on an annual basis for serving as chairman of such board committee and (ii) a member of the audit committee is entitled to receive a grant of 8,000 shares of restricted stock upon such appointment and on an annual basis for serving as a member of the audit committee (provided that any director appointed to serve as chairman of the audit committee is entitled to receive an additional grant of 4,000 shares of restricted stock upon such appointment and on an annual basis for serving as the chairman of the audit  committee).  As discussed in Proposal 2 above, upon the effectiveness of the 2009 Plan the Board intends to terminate the 2006 Director Plan (except with respect to outstanding awards previously granted thereunder) and does not intend to make further grants under the 2006 Director Plan.  In addition, the Board has suspended any further automatic grants to directors under the 2006 Director Plan upon the effectiveness of the 2009 Plan.

In May 2009, the Board of Directors approved a grant of options to purchase 100,000 shares of our Common Stock under the 2009 Plan to each of the members of the Board, which option grant will be effective upon the approval of the 2009 Plan by our stockholders at the Meeting.  Each of Robert Stevanovski, David Stevanovski and Gregory Provenzano has elected to waive their right to receive such grant.

Equity Compensation Plan Information

 The following table provides certain aggregate information with respect to shares of our Class A Common Stock that may be issued under our equity compensation plans in effect as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders (2)	2,353,541	$0.85	2,454,834
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,353,541	$0.85	2,454,834

(1)
Does not include 288,120 restricted shares of our Class A Common Stock and restricted units to purchase 89,520 shares of our Class A Common Stock that had been granted under our equity compensation plans as of December 31, 2008.

(2)
These plans consist of our 2004 Plan and 2006 Director Plan. The table also includes information for our 1999 Directors’ Plan and our 1999 Employee Stock Incentive Plan, both of which have expired. Additionally, our 2004 Non-Employee Director Stock Option Plan was terminated, except with respect to outstanding options previously granted thereunder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert Stevanovski, Anthony Cassara and David Stevanovski were each appointed to serve on the Company’s Board of Directors pursuant to the terms of the Purchase Agreement.  Each of these directors, as well as Gregory Provenzano, is a principal of D4 Holdings, and Robert Stevanovski serves as manager of Praescient, LLC, the sole manager of D4 Holdings.  As a result of their relationship with D4 Holdings, each of these individuals may be deemed to have a direct or indirect interest in the transactions contemplated by the Purchase Agreement and the Investor Rights Agreement pursuant to which the Company granted D4 Holdings certain registration rights with respect to the shares of Class A Common Stock held by D4 Holdings.  As described above under “Security Ownership of Certain Beneficial Owners and Management”, D4 Holdings beneficially owns an aggregate of 67.7% of our Class A Common Stock (which includes 39,000,000 shares of Class A Common Stock and the Warrant to purchase 30,000,000 shares of our Class A Common Stock).

The Company and ACN Pacific Pty Ltd. (“ACN Pacific”), a subsidiary of ACN, have begun discussions regarding a proposed transaction pursuant to which the Company will provide video and voice-over-IP telecommunications services to ACN Pacific. ACN Pacific will utilize such services in combination with the products and services it makes available to be resold by its independent sales representatives in Australia.  Material terms of the proposed transaction have not yet been agreed upon by the parties, although it is expected that the parties will agree upon such material terms and negotiate and execute a definitive services agreement for the transaction in the near future.  It is also expected that the amount of payments to be made by ACN Pacific to the Company under the terms of any such agreement will exceed the threshold set forth in Item 404 of Regulation S-K pursuant to which disclosure of the proposed transaction is required to be made in this Proxy Statement.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a principal of ACN, and each of them (other than Anthony Cassara) serves as an officer of ACN.  As a result of their relationship with ACN, each of these individuals may be deemed to have a direct or indirect interest in the proposed transaction between the Company and ACN Pacific.

Other than the foregoing and except for matters disclosed above under "Executive Compensation and Other Information", since the beginning of our 2007 fiscal year until the date hereof there has not been any transaction, and there is not currently proposed any transaction, in which we were or will be a participant and the amount involved exceeds one percent of the average of our total assets as of the end of our two most recent fiscal years and in which any related person had or will have a direct or indirect material interest.  All transactions between us and our officers, directors, principal stockholders and affiliates must be reviewed and approved in advance by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company file initial reports of ownership and reports of changes in ownership in such common stock with the SEC. Officers, directors and stockholders who own more than 10% of the outstanding common stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and holders of more than 10% of any class of our equity securities have complied with the applicable Section 16(a) reporting requirements, except that one report of change in beneficial ownership, covering one transaction, was not filed by each of Ilan Biran (a former member of our Board of Directors), Benjamin Broder and Noam Bardin (a former member of our Board of Directors).

CODE OF CONDUCT AND ETHICS

On March 25, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all employees and directors of deltathree, including our principal executive officer, principal financial and accounting officer and controller. There were no changes made to the Corporate Code of Conduct and Ethics during 2008. The text of the Corporate Code of Conduct and Ethics is posted on the Corporate Governance section of our website at www.deltathree.com and will be made available to stockholders without charge, upon request, in writing to the Secretary at 419 Lafayette Street, New York, New York 10003. We intend to post on our website any amendments to, or waivers from, our Code of Conduct and Ethics that apply to our principal executive officer, principal financial and accounting officer and controller. We have all of our new employees certify that they have read and understand our Corporate Code of Conduct and Ethics, and, periodically, we also ask our existing employees to certify that they have reviewed our Corporate Code of Conduct and Ethics.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2010 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than [_______________], 2010.  Such proposals should be directed to us at 419 Lafayette Street, Second Floor, New York, New York 10003.

Except in the case of proposals made in accordance with Rule 14a-8, our Amended and Restated By-laws require that stockholders desiring to bring any business before our 2010 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to August 6, 2010 (the anniversary date of the Meeting) and comply with all other applicable requirements of our Amended and Restated By-laws.  However, in the event that our 2010 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting, the notice must be received by the close of business on the tenth day following the earlier of the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

A stockholder’s notice to us must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of our stock which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting. With respect to proposals by stockholders for director nominations, our Amended and Restated By-laws require, in addition to items (b), (c), (d) and (e) above, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the corporation which are beneficially owned by the nominee, (iv) any other information relating to the stockholder and the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and (v) a consent of the nominee to serve as a director if elected. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as our director.

OTHER MATTERS

The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting.   However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies.  In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, or by other means of communication, without additional compensation.  We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Class A Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Additional copies of our Annual Report will be furnished at no charge upon receipt of a written or oral request addressed to deltathree, Inc., 419 Lafayette Street, Second Floor, New York, New York 10003, (212) 500-4850.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary

Jerusalem, Israel
[__________], 2009

Appendix A

DELTATHREE, INC.

2009 STOCK INCENTIVE PLAN

Table Of Contents

1.	Purpose	1

2.	Definitions	1

3.	Term of the Plan	5

4.	Stock Subject to the Plan	5

5.	Administration	6

6.	Authorization of Grants	6

7.	Specific Terms of Awards	7

8.	Adjustment Provisions	11

9.	Change of Control	14

10.	Settlement of Awards	14

11.	Reservation of Stock	16

12.	Limitation of Rights in Stock; No Special Service Rights	16

13.	Unfunded Status of Plan	16

14.	Nonexclusivity of the Plan	17

15.	Termination and Amendment of the Plan	17

16.	Notices and Other Communications	18

17.	Governing Law	18

DELTATHREE, INC.

2009 STOCK INCENTIVE PLAN

1.           Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock.  The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.           Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1.           Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option, that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; and (b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to the Stock shall expire or be released with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

2.2.           Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling or controlled by the Company.

2.3.           Assumed means that pursuant to a Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Transaction with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at a minimum preserves the compensation element of the Award existing at the time of the Transaction (as determined in accordance with the instruments evidencing the agreement to assume the Award).

2.4.           Award means any grant or sale pursuant to the Plan of Options or Restricted Stock.

2.5.           Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6.           Board means the Company’s Board of Directors.

2.7.           Cause means, with respect to the termination by the Company or an Affiliate of the Participant's Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or such Affiliate, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Committee, the Participant's:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or an Affiliate; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or an Affiliate; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

2.8.           Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)           a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)           any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)           over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d)           a majority of the Board determines, in good faith, that a Change of Control has occurred.

2.9.           Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.10.           Committee means the Compensation Committee of the Board, which, except as otherwise directed by the Board of Directors, is responsible for the administration of the Plan, as provided in Section 5 of this Plan.  For any period during which no such committee is in existence, “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.11.           Company means deltathree, Inc., a corporation organized under the laws of the State of Delaware.

2.12.           Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13.           Disability has the meaning defined under the long-term disability policy of the Company or the Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy.  If the Company or the Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

2.14.           Exchange Program means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices, different terms, and a different amount of Stock subject to the new Award), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced (including through an amendment of an outstanding Award). The terms and conditions of any Exchange Program will be determined by the Committee in its sole discretion.

2.15.           Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.16.           Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.17.           Market Value as of any date, unless otherwise determined by the Committee, means the closing price for the Stock as reported on the NASDAQ Stock Market (or on any other national securities exchange or quotation system on which the Stock is then listed or quoted, including the OTC Bulletin Board) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.  In the absence of an established market for the Stock of the type described above, the Market Value thereof shall be the fair market value thereof as determined by the Committee in good faith and in a manner consistent with applicable laws.

2.18.           Nonstatutory Option means any Option that is not an Incentive Option.

2.19.           Option means an option to purchase shares of Stock.

2.20.           Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.21.           Participant means any holder of an outstanding Award under the Plan.

2.22.           Plan means this 2009 Stock Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.23.           Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.24.           Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.25.           Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.26.           Service means that the provision of services to the Company or an Affiliate in any capacity of employee, director or consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an employee, director or consultant, Service shall be deemed terminated upon the actual cessation of providing services to the Company or an Affiliate notwithstanding any required notice period that must be fulfilled before a termination as an employee, director or consultant can be effective under applicable laws.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant provides services ceasing to be an Affiliate.  Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Option shall be treated as a Nonstatutory Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

2.27.           Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.28.           Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.           Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board and approval of the Plan by the Company’s stockholders.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.  Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.           Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 10,000,000 shares of Stock, subject, however, to the provisions of Section 8 of the Plan.  For purposes of applying the foregoing limitation, (a) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan.  In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.  Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.           Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.  Subject to the provisions of the Plan, each of the Board and the Committee shall have the power and authority to approve, adopt and institute an Exchange Program.

6.           Authorization of Grants

6.1.           Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.  Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,000,000 shares of Stock (subject to the provisions of Section 8 of the Plan, but only to the extent consistent with Section 162(m) of the Code).

6.2.           General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.           Effect of Termination of Service, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s Service ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.  The Participant's Award Agreement may provide that upon the termination of the Participant's Service for Cause, the Participant's right to exercise the Award shall terminate concurrently with any such termination.

6.4.           Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.           Specific Terms of Awards

7.1.          Options.

(a)           Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.  Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b)           Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner.  The price at which shares may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Stock on the Grant Date.

(c)           Option Period.  No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.  The term of each Nonstatutory Option shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the Grant Date.

(d)           Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)           Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market or quoted on a recognized automated quotation system, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased.  Such shares shall be fully paid and nonassessable.

(f)           Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”.  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates.  Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)           Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.          Restricted Stock.

(a)           Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)           Issuance of Certificates.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock.  Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

“The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the deltathree, Inc. 2009 Stock Incentive Plan and an Award Agreement entered into by the registered owner and deltathree, Inc.  Copies of such Plan and Agreement are on file in the offices of deltathree, Inc.”

(c)           Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)           Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)           Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock.  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f)           Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.3.          Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the limit in the number of shares set forth in Section 4. The provisions of Appendix A are hereby incorporated by reference with respect to Awards made under the Plan to Israeli Participants (as defined in Appendix A).

8.           Adjustment Provisions

8.1.           Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the effective date of this Plan.  If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then-outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then-outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation (such as, but not limited to, a corporate spin-off) or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.           Related Matters.  Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and other objectives or criteria which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.  No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

8.4.         Transactions.

(a)           Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)           Treatment of Awards Generally.  Effective upon the consummation of a Transaction, unless otherwise provided in the Award Agreement or unless the Committee determines otherwise as set forth in this Section 8.4 or Section 8.5, all outstanding Awards under the Plan (including any portion of a Restricted Stock Award that remains subject to a Risk of Forfeiture) shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with such Transaction.

(c)           Treatment of Options. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options.

(1)           Provide that such Options shall be Assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).

(2)           Upon written notice to the holders, provide that the holders’ unexercised Options will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(3)           Provide that outstanding Options shall become exercisable in whole or in part prior to or upon the Transaction.

(4)           Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option.  For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction.

(5)           Provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(6)           Any combination of the foregoing.

For purposes of paragraph (1) above, an Option shall be considered Assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Option confers the right to purchase or receive the value of, for each share of Stock subject to the Option immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Option to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(d)           Treatment of Restricted Stock. As to outstanding Restricted Stock Awards, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the Committee may provide that the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution of the Company which is not part of another form of Transaction, the Committee may provide that all Risks of Forfeiture, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.  With respect to any Restricted Stock Awards subject to a Risk of Forfeiture, the Committee may provide for the full or partial Acceleration of such Restricted Stock Awards prior to or upon the consummation of the Transaction.

(e)           Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Awards have been substituted, shall be made by the Committee acting in its sole discretion.

9.           Change of Control

The Committee shall have the authority, exercisable either in advance of any actual or anticipated Change of Control or at the time of an actual Change of Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial Acceleration of one or more outstanding unvested Awards under the Plan in connection with a Change of Control, on such terms and conditions as the Committee may specify.  The Committee also shall have the authority to condition any such Acceleration upon the subsequent termination of the Participant's Service to the Company or an Affiliate or successor entity within a specified period following the effective date of the Change of Control.  The Committee may provide that any Awards so Accelerated in connection with a Change of Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

10.          Settlement of Awards

10.1.           In General.  Options and Restricted Stock shall be settled in accordance with their terms.  All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement.  The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.           Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)           the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b)           the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3.           Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Company.

10.4.           Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5.           Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

10.6.           Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.7.           Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.  However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations.  Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.          Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.          Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company.  Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.          Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.         Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.         Termination and Amendment of the Plan

15.1.           Termination or Amendment of the Plan. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

15.2.           Termination or Amendment of Outstanding Awards. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan.  Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option).  Furthermore, the Committee may at any time (a) offer to purchase for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

15.3.           Limitations on Amendments, Etc. No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.         Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or faxed with a confirmation copy by regular, certified or overnight mail, addressed or faxed, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or fax number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.         Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

DELTATHREE, INC.

2009 Stock Incentive Plan

Appendix A – Israeli Participants

1.	Special Provisions for Persons who are Israeli Participants

1.1           This Appendix A (this “Appendix”) to the deltathree, Inc. 2009 Stock Incentive Plan (the “Plan”) is made in accordance with Section 7.3 of the Plan, effective as of [__________], 2009 (the “Effective Date”).

1.2           The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes or are otherwise subject to taxation in Israel with respect to Awards (collectively, “Israeli Participants”).

1.3           This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted under the Plan from time to time, in compliance with the tax, securities and other applicable laws currently in force in the State of Israel.  Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan.  This Appendix is applicable only to grants of Awards made after the Effective Date. This Appendix complies with, and is subject to, the ITO and Section 102 (as such terms are defined below).

1.4           The Plan and this Appendix shall be read together. In the case of any contradiction or inconsistency, whether explicit or implied, between the provisions of this Appendix and the Plan as to any Israeli Participant, the provisions of this Appendix shall govern.

2.	Definitions

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. The following additional definitions will apply to grants of Awards made pursuant to this Appendix:

“3(i) Option” means an Option that is subject to taxation pursuant to Section 3(i) of the ITO and which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the treatment of Awards set forth in Section 102(b)(2) of the ITO.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the treatment of Awards set forth in Section 102(b)(1) of the ITO.

A-A-1

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of an Israeli Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate”, as used solely in this Appendix (and not in the Plan), shall mean any Affiliate (as such term is defined in the Plan) that is also an “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” shall be as defined under Section 32(9) of the ITO, which as of the Effective Date is generally defined to mean an individual who prior to the grant or as a result of the exercise of any Award, beneficially owns or would own, directly or indirectly, in his name or with a relative (as defined in the ITA) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director of  the Company.

“Election” means the Company’s choice of type of 102 Trustee Grants under the Plan and as filed with the ITA.

“Eligible 102 Participant” means an Employee or an individual who is serving as a director or an officer of the Company or an Affiliate who is not a Controlling Shareholder.

“Israeli Fair Market Value” shall mean, with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the Grant Date the Company’s shares are listed, quoted or traded on any established stock exchange, national market system or bulletin board or if the Company’s shares will be registered for trading within ninety (90) days following the Grant Date, the average closing price of the Company’s shares for the thirty (30) trading days either preceding the Grant Date or following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version), 1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments or successor statutes thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

 “Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options or Stock granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. As of the Effective Date, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the Grant Date.

A-A-2

“Rules” means the Income Tax Rules (Tax benefits in Share Issuance to Employees) 5763-2003.

“Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including most recently by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and the Law Amending the Income Tax Ordinance (Number 147), 2005.

 “Trustee” means a person or entity designated by the Board to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3.	Section 102 Election - Types of Awards

3.1           Grants of Awards made pursuant to Section 102 shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capial Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant elected as to any Award only after the passage of at least 12 months from the end of the calendar year in which the grant of such Award was made in accordance with such Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2           Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix.  Israeli Participants who are not Eligible 102 Participants  may be granted only 3(i) Options under this Appendix.

3.3           No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after all filings required by the ITO and the Rules have been made with the ITA.

3.4           The Award Agreement or documents evidencing the Awards granted or Stock issued pursuant to the Plan and this Appendix shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Option and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4.	102 Trustee Grants - Terms and Conditions

4.1           Each 102 Trustee Grant will be deemed granted on the Grant Date, which shall be stated in the Award Agreement for such 102 Trustee Grant or in a written notice provided by the Company to the Trustee, provided that effective as of such date (i) the Company has provided such Award Agreement or written notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 4.

A-A-3

4.2           Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Stock acquired pursuant to a 102 Trustee Grant shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such 102 Trustee Grant and any such Stock, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Grant or Stock issued upon exercise of such Option prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3           Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall control over any term contained in the Plan, this Appendix or any Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals by the ITA not expressly specified in this Appendix or any document evidencing an Award that are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, compliance with the ITO specifically includes compliance with the Rules. Furthermore, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102. With respect to 102 Capital Gain Track Grants, to the extent that the Stock is listed, quoted or traded on any established stock exchange, national market system or bulleting board, the provisions of Section 102(b)(3) of the ITO will apply with respect to Options whose exercise price is lower than the Israeli Fair Market Value of the Shares on the Grant Date.

4.4           During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options or Stock and other shares received subsequently following any realization of rights derived from Stock or Options or other Awards (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Stock to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i)  all taxes required to be paid upon the release and transfer of the shares have been withheld for transfer to the tax authorities, and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable agreement  and any applicable law.  For avoidance of doubt, any such sale or release during the Required Holding Period will result in different tax consequences to the  Eligible 102 Participant under Section 102 and the Rules and/or any other regulations or orders or procedures promulgated thereunder, and such tax consequences shall be borne solely by such Eligible 102 Participant.

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4.5           In the event a stock dividend is declared and/or additional rights are granted with respect to Stock that derive from Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares and/or rights shall be measured from the commencement of the Required Holding Period for the Award with respect to which the dividend was declared and/or rights granted.  In the event of a cash dividend on Stock, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

4.6           If an Option granted as a 102 Trustee Grant is exercised during the Required Holding Period or Stock is issued in connection with an Award, the Stock issued shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such Stock is issued after the Required Holding Period has elapsed, at the election of the Eligible 102 Participant, such Stock shall either (i) be issued in the name of the Trustee or (ii) be transferred to the Eligible 102 Participant directly, provided that the Israeli Participant first complies with all applicable  provisions of the Plan.

4.7           For avoidance of doubt, notwithstanding anything to the contrary in the Plan (including, without limitation, Section 10.1 thereof), no Award qualifying as a 102 Trustee Grant shall, after being granted, be substituable for payment in cash or any other form of consideration, unless and to the extent permitted under Section 102 or as expressly authorized by of the ITA.

5.	Assignability

For such time as an Award or Stock is held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant in connection with and arising out of the Award or Stock are personal and cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

6.	Tax Consequences

6.1           Any tax consequences arising from the grant or exercise of any Award, from the payment for Stock covered thereby, or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under all applicable laws, rules, and regulations, including any requirement to withhold taxes at source. Furthermore, the Israeli Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.  The Company or any of its Affiliates and the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise or vesting or sale thereof. In addition, the Participant will be required to pay any amount which exceeds the tax to be withheld and transferred to the tax authorities, pursuant to all applicable laws, rules and regulations.

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6.2           With respect to Non-Trustee Grants, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall provide to the Company and/or its Affiliate a form of collateral or guarantee (in a form satisfactory to the Company) for the payment of tax due at the time of sale of Stock, all in accordance with the provisions of Section 102 and the Rules.

7.	Governing Law and Jurisdiction

Notwithstanding any other provision of the Plan, with respect to all grants of Awards made to Israeli Participants in connection with this Appendix, each of the Plan, this Appendix and all instruments issued thereunder or in connection therewith and all grants of Awards made in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein.

8.	Securities Laws

Without derogation from the provisions of the Plan, all Awards hereunder shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.

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Appendix B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DELTATHREE, INC.

(pursuant to Section 242 of the Delaware General Corporation Law)

deltathree, Inc., a Delaware corporation, hereby certifies as follows:

1.           The name of the corporation is deltathree, Inc. (hereinafter the “Corporation”).

2.           The Corporation's Certificate of Incorporation was initially filed with the Secretary of State of the State of Delaware on January 27, 1998. Such Certificate of Incorporation was amended on May 17, 1999. The Certificate of Incorporation was amended and restated on September 24, 1999, and such Amended and Restated Certificate of Incorporation was further amended on November 19, 1999, and on December 11, 2000. The Amended and Restated Certificate of Incorporation was amended and restated on July 2, 2002.

3.           The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth thereof and replacing it with the following:

“FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 225,000,000~~100,001,000~~ shares of capital stock, consisting of (i) 200,000,000~~75,000,000~~ shares of ~~Class A~~ common stock, par value $0.001 per share (the "~~Class A~~ Common Stock")~~,~~ and (ii) ~~1,000 shares of Class B common stock, par value $0.001 per share (the "Class B Common Stock") and (iii)~~ 25,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). ~~The Class A Common Stock and the Class B Common Stock are hereinafter referred to collectively as the "Common Stock."~~ Effective upon the filing of this Amendment to the Amended and Restated Certificate of Incorporation, without any further action on the part of the Company or its stockholders, (i) each share of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”) outstanding immediately prior thereto shall be redesignated as one share of Common Stock (and outstanding certificates that had theretofore represented shares of Class A Common Stock shall thereupon represent the number of shares of Common Stock they have been converted into despite the absence of any indication thereon to that effect), and (ii) all references to the Class A Common Stock or any right to purchase or acquire the Class A Common Stock (whether in the Amended and Restated Certificate of Incorporation or otherwise) shall refer to the Common Stock.

(b) Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of ~~each class of~~ the Common Stock are as follows:

(1) Voting Rights. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of the~~this~~ Amended and Restated Certificate of Incorporation, as it may be amended from time to time,~~, the shares of Common Stock shall have the following voting rights: (i)~~ each share of ~~Class A~~ Common Stock shall entitle the holder thereof to one (1) vote upon all matters upon which stockholders shall have the right to vote~~; and (ii) each share of Class B Common Stock shall entitle the holder thereof to ten (10) votes upon all matters which stockholders shall have the right to vote~~. The holders of Common Stock are not entitled to cumulative voting rights.

(2) Dividends; Stock Splits. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of the~~this~~ Amended and Restated Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor~~e~~. ~~Holders of Class A Common Stock and Class B Common Stock will share equally on a per share basis in any dividend declared by the Board of Directors, subject to any preferential rights of any outstanding Preferred Stock. No dividend or other distribution may be declared or paid on any share of Class A Common Stock unless a like dividend or other distribution is simultaneously declared or paid, as the case may be, on each share of Class B Common Stock, nor shall any dividend or other distribution be declared or paid on any share of Class B Common Stock unless a like dividend or other distribution is simultaneously declared or paid, as the case may be, on each share of Class A Common Stock, in each case without preference or priority of any kind; provided, however, that all dividends and distributions on the Class A Common Stock and Class B Common Stock payable in shares of Common Stock of the Corporation shall be made in shares of Class A Common Stock and Class B Common Stock, respectively. In no event will shares of either class of Common Stock be split, divided or combined unless the outstanding shares of the other class of Common Stock shall be proportionately split, divided or combined.~~

(3) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of ~~Class A and Class B~~ Common Stock shall be entitled to receive the remaining assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, ratably in proportion to the number of shares of Common Stock held by them~~, respectively~~. ~~In any such distribution, shares of Class A Common Stock and Class B Common Stock shall be treated equally on a per share basis.~~

(4) ~~Merger, etc. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Class A Common Stock and Class B Common Stock shall be entitled to receive the same per share consideration as the per share consideration, if any, received by the holders of each share of the other class of Common Stock, except that if the consideration includes voting securities (or the right to acquire voting securities, or securities exchangeable for, or convertible into, voting securities), holders of Class B Common Stock shall receive consideration entitling them to ten times the number of votes per share as the consideration being received by holders of the Class A Common Stock.~~

~~(5)  Conversion of Class B Common Stock.~~

~~(i) Voluntary Conversion. Each share of Class B Common Stock shall be convertible, at the option of its record holder, into one validly issued, fully paid and non-assessable share of Class A Common Stock at any time.~~

 ~~(ii) Automatic Conversion. In the event of any transfer of any share of Class B Common Stock to a person or entity that (i) is not a permitted transferee or (ii) is a permitted transferee but ceases to be a permitted transferee subsequent to such transfer, such share of Class B Common Stock shall automatically, without any further action, convert into one validly issued, fully paid and non-assessable share of Class A Common Stock. Permitted transferees shall include (A) RSL Communications, Ltd. ("RSL COM"), (B) a majority-owned subsidiary of RSL COM, (C) a successor of RSL COM following a merger, consolidation or reorganization of RSL COM whereby RSL COM is not the surviving entity or (D) Ronald S. Lauder or members of his family or a trust established by Ronald S. Lauder for his family members, or entities controlled by or under common control with Ronald S. Lauder. Majority-owned subsidiary for these purposes shall mean an entity, more than 50% of the voting shares of which are owned either directly or indirectly through one or more intermediaries, by RSL COM.~~

~~(6)~~ No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

(5~~7~~) Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

 (c) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.”

4. The foregoing amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed on its behalf this ___ day of _______, 2009.

DELTATHREE, INC.

By:
Name: Peter Friedman
Title: General Counsel and Secretary

DELTATHREE, INC.
419 LAFAYETTE STREET
NEW YORK, NY 10003

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15240-P80600

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DELTATHREE, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

Vote on Directors

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:
01) Robert Stevanovski
02) Anthony Cassara
03) Lior Samuelson
04) David Stevanovski
05) Gregory Provenzano
06) J. Lyle Patrick
07) Brian Fitzpatrick

Vote on Proposals

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date